UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2012
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Seven Arts Entertainment Inc.
(Exact name of registrant as specified in its charter)
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Nevada	001-34250	45-3138068
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8439 Sunset Boulevard, 4th Floor, West Hollywood, CA 90069
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 323 372 3080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As September 6, 2012 when we announced our 1-for-70 reverse split, we had 2,907,100 shares of our common stock issued and outstanding.  Since then and through the date of this Current Report, we have issued the following unregistered securities:

Between September 6, 2012, and September 29, 2012, we sold and issued an aggregate of 380,607 shares of our common stock to three persons in connection with their conversion of an aggregate of $279,250 of our overhead debt at an average conversion price of $0.73 per share at prices ranging from $0.17 to $2.10.  We relied on the exemption from registration provided pursuant to Section 3(a)(9)  of the Securities Act of 1933, as amended (the "Securities Act").  Management believed that such exemption was available because we exchanged such debt securities solely with the current holders thereof and we did not pay or give, directly or indirectly, any commission or other remuneration for soliciting any such exchange.  In respect of the underlying debt securities, we relied on the exemption from registration provided pursuant to Section 4(2) of such Act.  Management believed that such exemption was available because (i) no advertising or general solicitation was employed in offering the debt securities, (ii) the offering and sale thereof were made solely to a limited number of accredited investors, and (iii) transfer of the debt securities was restricted in accordance with the requirements of such Act. More than six months passed between the issuance of the converted debt and the conversion into ordinary shares. Further and in accordance therewith, any resale of such shares would have been exempt from the registration requirements of such Act pursuant to the exemption provided by Rule 144.

Between September 14, 2012, and September 28, 2012, we sold and issued an aggregate of 653,259 shares of our common stock to three persons in connection with their conversion of an aggregate of $279,438 of our film asset debt at an average conversion price of $0.43 per share at prices ranging from $0.25 to $0.70.  We relied on the exemption from registration provided pursuant to Section 3(a)(9) of the Securities Act.  Management believed that such exemption was available because we exchanged such debt securities solely with the current holders thereof and we did not pay or give, directly or indirectly, any commission or other remuneration for soliciting any such exchange.  In respect of the underlying debt securities, we relied on the exemption from registration provided pursuant to Section 4(2) of such Act.  Management believed that such exemption was available because (i) no advertising or general solicitation was employed in offering the debt securities, (ii) the offering and sale thereof were made solely to a limited number of accredited investors, and (iii) transfer of the debt securities was restricted in accordance with the requirements of such Act. More than six months passed between the issuance of the converted debt and the conversion into ordinary shares.  Further and in accordance therewith, any resale of such shares would have been exempt from the registration requirements of such Act pursuant to the exemption provided by Rule 144.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Seven Arts Entertainment Inc.

October 1, 2012	By:	/s/ Peter Hoffman
Peter Hoffman
Chief Executive Officer